The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

GQG Partners Global Quality Dividend Income Fund

(the “Funds”)

Supplement dated January 24, 2024 to:

•	the Funds’ Summary Prospectuses, each dated August 1, 2023 (together, the “Summary Prospectuses”); and
•	the Funds’ Prospectus dated August 1, 2023 (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus, and should be read in conjunction with the Summary Prospectuses and Prospectus.

Effective immediately, Mr. Siddharth Jain is a Deputy Portfolio Manager of each Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy will continue to serve as portfolio managers for the Funds. Accordingly, effective immediately, the Summary Prospectuses and Prospectus are hereby amended and supplemented as follows:

1.	The “Portfolio Managers” section of the Summary Prospectus for each Fund, and the corresponding sections of the Prospectus, are hereby supplemented with the following:

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has served as Deputy Portfolio Manager of the Fund since January 2024.

2.	The first paragraph under the “Portfolio Managers” section of the Prospectus appearing on page 88 is hereby deleted and replaced with the following:

GQG’s Portfolio Managers are responsible for the day-to-day management of the Funds under normal circumstances, with the Deputy Portfolio Manager providing support for all aspects of security selection, portfolio construction and risk management with respect to the Funds. Investment decisions are typically made collaboratively by the Portfolio Managers, although, as Chief Investment Officer, Rajiv Jain has the right to act unilaterally on any investment decision-making.

3.	The following is hereby added as a new penultimate paragraph under the “Portfolio Managers” section of the Prospectus appearing on page 88:

Siddharth Jain, Investment Analyst at the Adviser, serves as a Deputy Portfolio Manager of each Fund. Prior to joining the Adviser in 2021, Mr. Jain was at Warburg Pincus, where he served most recently as a private equity associate in their industrial and business services group. Mr. Jain began his career as an investment banking analyst with the mergers and acquisitions group at PJT Partners in 2018. Mr. Jain earned his BA in Economics from the University of Chicago.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GQG-SK-016-0100

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

GQG Partners International Quality Dividend Income Fund

GQG Partners US Quality Dividend Income Fund

GQG Partners Global Quality Dividend Income Fund

(the “Funds”)

Supplement dated January 24, 2024 to the Funds’ Statement of Additional Information (the “SAI”) dated August 1, 2023.

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective immediately, Mr. Siddharth Jain is a Deputy Portfolio Manager of each Fund. Rajiv Jain, Brian Kersmanc and Sudarshan Murthy will continue to serve as portfolio managers for the Funds. Accordingly, effective immediately, the SAI is hereby amended and supplemented as follows:

1.	“The Portfolio Managers” section of the SAI is hereby deleted and replaced with the following:

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. Each portfolio manager receives a fixed salary, retirement benefits, investment management services from the Adviser, and, in the case of Messrs. Kersmanc, Murthy and S. Jain, variable compensation, which includes a discretionary annual bonus that is based on both a qualitative and quantitative evaluation of the portfolio manager’s performance and the Adviser’s overall performance and profitability. A portion of the discretionary annual bonus is typically paid in cash each year, and the remainder of the bonus is normally allocated to a deferred compensation plan, subject to a vesting schedule and paid out over time (e.g., 3 years). Amounts deferred under the plan earn the rate of return earned by the Institutional Shares class of the GQG Partners Global Quality Equity Fund, calculated gross of management fees but net of other operating expenses. No portfolio manager’s compensation is directly based on the value of assets in a Fund’s portfolio. In addition, from time-to-time, employees of the Adviser, including Messrs. Kersmanc, Murthy and S. Jain, may receive an award of restricted stock units in the Adviser’s parent company, GQG Partners Inc. The grant of any such award is subject to the discretion of the Board of Directors of GQG Partners Inc.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year, unless otherwise noted. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
Rajiv Jain

Over $1,000,000 (Emerging Markets Equity Fund)

Over $1,000,000 (US Select Quality Equity Fund)

Over $1,000,000 (Global Quality Equity Fund)

Over $1,000,000 (International Quality Dividend Income Fund)

Over $1,000,000 (US Quality Dividend Income Fund)

Over $1,000,000 (Global Quality Dividend Income Fund)

Sudarshan Murthy	$50,001–$100,000 (Emerging Markets Equity Fund)
Brian Kersmanc	$10,001-$50,000 (Emerging Markets Equity Fund)
Siddharth Jain	$100,001-$500,000 (Global Quality Equity Fund)

[1]	Valuation date is March 31, 2023 for all portfolio managers except Mr. S. Jain, for which valuation is as of January 1, 2024.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. Unless otherwise noted, the information below is provided as of March 31, 2023.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Rajiv Jain	7	$27,661	42[1]	$30,851	45[2]	$20,728
Sudarshan Murthy	7	$27,661	42[1]	$30,851	45[2]	$20,728
Brian Kersmanc	7	$27,661	42[1]	$30,851	45[2]	$20,728
Siddharth Jain[3]	0	0	0	0	0	0

1	Includes three accounts managed with a performance-based advisory fee, representing approximately $281 million in assets.
2	Includes seven accounts managed with a performance-based advisory fee, representing approximately $5,409 million in assets.
3	This information is provided as of January 1, 2024. Mr. Siddharth Jain does not have decision making authority over any accounts.

Conflicts of Interest. The portfolio managers are also responsible for managing other account portfolios in addition to the Funds, including account portfolios in which they and/or other employees of the Adviser have an ownership interest.

The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with the management of a Fund’s investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of a Fund and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by a portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.

Another potential conflict could arise in instances in which securities considered as investments for the Funds are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by a Fund and one or more of the other accounts, the Adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The Adviser may invest in securities of companies issued by broker-dealers (or their affiliates) used by the Adviser to effect transactions for client accounts, including the Funds. In addition, from time to time, the Adviser directs trades to broker-dealers that are clients of the Adviser (or are affiliated with clients of the Adviser) that provide investment banking or other financial services to the Adviser (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which the Adviser provides investment advisory services (or are affiliated with such sponsors). These various business relationships with other companies give rise to rise to conflicts of interest and incentives to favor the interests of these companies when the Adviser provides services to the Funds and its other clients. The Adviser has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GQG-SK-017-0100

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